Exhibit 10.21

Execution Version

Amended and Restated Credit Agreement

Dated as of July 26, 2019

This Amended and Restated Credit Agreement (as amended, restated, replaced, extended or supplemented from time to time, this “Agreement”) is entered into as of the date first set forth above (the “Effective Date”) by and between Bridging Finance Inc. as agent (the “Agent”) for certain lenders from time to time (collectively, the “Lenders”) and Harvest Dispensaries, Cultivations & Production Facilities LLC, an Arizona limited liability company (“Harvest DCP”) and Harvest Enterprises, Inc., a Delaware company (“Enterprises” and together with Harvest DCP, each a “Co-Borrower” and collectively, the “Co-Borrowers”) and each of its direct and indirect subsidiaries who are signatories hereto and set out in Schedule B hereto (each a “Guarantor” and collectively, the “Guarantors”). The Agent, the Lenders and any Credit Party (as defined below) may be referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, certain of the Parties are parties to that certain letter credit agreement dated as of October 3, 2018 (the “Original Agreement”) and now wish to increase the amount of the Facility, add additional Credit Parties and amend and restate the Original Agreement without novation and to continue to provide the extensions of credit thereunder; and

WHEREAS, the Original Agreement provides that it may be amended by a written agreement signed by the Parties;

NOW THEREFORE, in consideration of the continuation of the extension of credit, the foregoing and the respective representations, warranties, covenants and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

The Original Agreement is hereby amended and restated without novation in its entirety to provide as follows:

Section 1. Facility. The Agent, on behalf of the Lenders, on October 3, 2018, advanced the sum of $26,000,000 of the Facility (as defined below) to the Co-Borrowers and hereby agrees to advance an additional amount hereunder as part of the Facility as described in this Agreement below on and subject to the terms and conditions set forth herein. Unless otherwise indicated, all amounts are expressed in Canadian currency. All capitalized terms not otherwise defined in the body of this Agreement shall have the meaning as ascribed thereto in Schedule A.

Section 2. Co-Borrowers. Harvest DCP and Enterprises shall be jointly and severally liable as principal obligors and not as sureties for the debts, liabilities and obligations hereunder.

Section 3. Guarantor. Each of the Guarantors shall be, and are hereby, joined in as if original signatories to the Original Agreement, as a full recourse guarantor and pledgor of any and all of its ownership interests in its respective subsidiaries and each other future additional direct and indirect owned subsidiary. The Parties acknowledge and agree that Sean Berberian was a “Guarantor” pursuant to the Original Agreement and had pledged his ownership interests in Dream Steam, LLC in connection therewith. As of the Effective Date, Mr. Berberian is hereby removed from this Agreement as a “Guarantor” and his pledge of any equity interests of Dream Steam, LLC is hereby released and of no further force or effect, and the Parties covenant and agree to execute such documents and complete such actions as reasonably required to effect the same.

Section 4. Agent. Bridging Finance Inc., as agent for the Lenders.

Section 5. Facility. Non-revolving term loan in the aggregate amount of CAD $50,000,000 (the “Facility”).

Section 6. Purpose. To finance the general working capital needs of the Co-Borrowers and Guarantors and for other permitted corporate purposes.

Section 7. Term. Subject to an Event of Default, a term ending on October 3, 2021 (the “Term”).

Section 8. Facility Advance. The Parties acknowledge that $26,000,000 of the Facility has been advanced prior to the date hereof, and the remaining amount of the Facility will be advanced to or on behalf of the Co-Borrowers and Guarantors as allocated by Enterprises as their authorized borrowing agent hereunder in the writing to the Agent on the Advance Date. The Co-Borrowers, the Guarantors (collectively the “Credit Parties”) and the Agent acknowledge and agree that subject to an Event of Default or the expiring of the Term, the Facility shall not revolve during the Term.

Section 9. Interest Rate and Fees.

Section 9.01 Interest: Prime plus 10.30% per annum calculated and compounded monthly on the outstanding balance of the Facility, and any and all amounts due and owing thereunder at the same rate of interest, not in advance, and with no deemed reinvestment of monthly payments. On the occurrence of an Event of Default, interest shall be calculated at an annual rate of 21% per annum calculated and compounded as aforesaid.

Section 9.02 Work Fee: A work fee of CAD $660,000 has been paid pursuant to the Original Agreement, and an additional work fee of CAD $474,800, plus applicable taxes (the “Work Fee”) in respect of the Facility, which fee will be deemed to be fully earned upon closing and funding of the Facility and paid out of the advance hereunder on the Advance Date.

Section 9.03 Monitoring Fee: The customary monitoring fee has been waived by the Agent.

Section 9.04 Administration Fee: If the Co-Borrowers fail to pay any amounts on the day such amounts are due or if they fail to deliver any of the required reports set out herein, the Co-Borrowers shall pay to the Agent a late administration fee of $100, plus applicable taxes, per day until such date that such payment has been made or they have delivered such report, as the case may be.

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Section 9.05 Expenses: The Co-Borrowers shall pay all fees and expenses (including, but not limited to, all due diligence, consultant and appraisal costs, fees and expenses, including without limitation, for outside legal counsel and other outside professional advisors and the time spent by the Agent and its representatives in retaking, holding, repairing, processing and preparing for disposition and disposing of the Security (calculated at the Agent’s standard per diem rate in effect at such applicable time and established by the Agent in its sole discretion for internal personnel of the Agent) incurred by the Agent in connection with the preparation, registration and ongoing administration of this Agreement and the Security and with the enforcement of the Agent’s rights and remedies under this Agreement or the Security. If the Agent has paid any expense for which the Agent is entitled to reimbursement from the Co-Borrowers and such expense has not been deducted from the advance of the Facility, such expense shall be payable by the Co-Borrowers within fifteen (15) days following demand for payment and in the event that they do not pay such amount to the Agent within the fifteen (15) day period, interest shall accrue on such expense at the highest rate payable by them under this Agreement. All such fees and expenses and interest thereon shall be secured by the Security whether or not any funds under the Facility are advanced.

Section 10. Payments.

Section 10.01 Without limiting the right of the Agent to demand repayment and subject to and in addition to the requirement for indefeasible repayment in full pursuant to this Agreement, for the period from October 3, 2018 to and including May 31, 2019 (the “PIK Period”) interest shall accrue on the principal amount of this Facility at the aforesaid rate, calculated, compounded and payable monthly, not in advance, on the outstanding principal amount of the Facility and shall be capitalized and added to the principal amount of this Facility, and shall thereafter be deemed to be a part of the principal amount of this Facility, unless such interest is paid in cash in accordance with the provisions herein. Commencing on the expiration of the PIK Period, interest shall continue to accrue on the outstanding principal amount of this Facility at the aforesaid rate, calculated, and compounded monthly, not in advance, and such interest and the principal amount outstanding under the Facility shall be repaid in equal monthly installments based on a five-year amortization period (i) commencing with June 1, 2019 with respect to the $26,000,000 of the Facility provided prior to the Effective Date, and (ii) commencing on the first Business Day of the month following the Effective Date with respect to the additional $24,000,000 of the Facility provided on the Effective Date, in each case unless otherwise extended in writing by the Agent, together with all interest accrued and owing thereon, of each such month during the Term with the balance owing at the end of the Term. The Facility and any and all accrued and unpaid interest is repayable, in full, unless otherwise consented to in writing by the Agent, at the earlier of (each a “Repayment Event”): (a) the end of the Term; (b) the sale of the business of any of the Credit Parties which could reasonably be expected to result in a reduction of 5% or more of the total revenues of Harvest Health & Recreation, Inc.; (c) the sale of all or substantially all of the assets of any of the Credit Parties which could reasonably be expected to result in a reduction of 5% or more of the total revenues of Harvest Health & Recreation, Inc. (d) any private placement and/or equity capital raise transaction, or “quasi equity” capital raise transaction, or any convertible debt financing which results in a change of control or any initial public offering of any of the Credit Parties or their direct or indirect subsidiaries and Affiliates which accounted for more than 5% of the revenues of Harvest Health & Recreation, Inc in the preceding fiscal year (other than with respect to Harvest Health & Recreation, Inc.) itself, or (e) the acceleration of the repayment of the Facility upon the occurrence of an Event of Default.

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Section 10.02 The Parties acknowledge and agree that the transaction pursuant to which the Credit Parties became subsidiaries of RockBridge Resources Inc., a corporation organized under the laws of British Columbia, Canada, which has since been renamed Harvest Health & Recreation Inc. (the “Acquiror”), has closed in accordance with its terms on November 14, 2018, and such transaction constituted the “RTO Transaction” for purposes of the Original Agreement.

Section 11. Prepayment. The Facility can be repaid in full or in part at any time without any fee or penalty upon ninety (90) days’ prior written notice to the Agent. However, if any part of the Facility is repaid for any reason whatsoever prior to October 3, 2019, the Co-Borrowers shall pay the Agent all interest which would have been earned by the Agent and the Lenders hereunder for the balance of the Term on such amount repaid taking the amortization schedule and payments which would have been made thereunder into account, as liquidated damages and not as a penalty. Notwithstanding the foregoing, in the event that the Facility is repaid prior to October 3, 2019 due to any requirement to so repay the Facility as a result of any of the Co-Borrowers entering into a debt lending facility which is subordinated to the Facility without the prior written approval of the Agent and/or the Lenders, the additional interest due and payable pursuant to the immediately preceding sentence shall not be due and payable on any portion of the Facility in excess of the $26,000,000 of the Facility advanced prior to the Effective Date.

Section 12. Mandatory Repayments. Unless waived in writing by Agent in its reasonable credit discretion, repayment shall take effect with all proceeds received by any of the Credit Parties, from: (a) any Repayment Event after the date hereof; or (b) any sale of the Business or assets or licenses of any of the Credit Parties (other than sales of inventory in the ordinary course of business) unless the proceeds from such sale are less than $500,000 and are reinvested in the operations of the Credit Parties or the Acquiror within one year from the date of the sale. In addition, the Parties agree that in the event of a sale of assets or licenses as set forth in clause (b) of the preceding sentence, any such repayment required from proceeds received above $500,000 shall be applied to the Facility as the Agent sees fit.

Section 13. Conditions Precedent. The advance of the balance of the Facility not already advanced pursuant to the Original Agreement is subject to and conditional upon the following conditions:

(a)	satisfactory completion of financial and operational due diligence including the Agent’s review of the operations of the Credit Parties and their business and financial plans;

(b)	satisfactory completion of the Agent’s legal due diligence;

(c)	receive of a duly executed copy of this Agreement, and the Security, in form and substance satisfactory to the Agent and its legal counsel, registered as required to perfect and maintain the security created thereby and such certificates, acknowledgements, consents, estoppels, postponements, intercreditor or priority agreements, control agreements, waivers, landlord agreements, use agreements, non-disturbance agreements, directions, stock transfers, statutory declarations, undertakings, negative pledges, authorizations, resolutions and legal opinions as the Agent may reasonably require including opinions from the Credit Parties’ counsel with respect status and the due authorization, execution, delivery, validity and enforceability of this Agreement and the Security including a control opinion regarding all pledged ownership interests;

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(d)	the conduct of all searches reasonably required by Agent and its legal counsel and the completion of any and all registrations reasonably required Agent and its legal counsel and the completion of any and all registrations reasonably required by Agent and its legal counsel to ensure that Agent obtains its desired security and equity position;

(e)	the receipt of all necessary authorizations and approvals as may be reasonably required by Agent and its legal counsel;

(f)	the discharge or subordination or assignment, as applicable, of any and all existing security against the Credit Parties as may be required by the Agent, including without limitation, a full subordination and/or consent of all security granted in favour of any and all subordinated or convertible debt or bondholders;

(g)	payment of all fees owing to the Agent hereunder;

(h)	delivery of such financial and other information or documents relating to the Credit Parties as the Agent may require;

(i)	the Agent being satisfied that there has been no material deterioration in the financial condition of the Credit parties since the date of the Original Agreement;

(j)	no event shall have occurred and no circumstance shall exist which has not been waived, which constitutes an Event of Default in respect of any material commitment, agreement or any other instrument to which any of the Credit Parties is a party or is otherwise bound, entitling any other party thereto to accelerate the maturity of amounts of principal owing thereunder or terminate any such material commitment, agreement or instrument which would have a material adverse effect upon the financial condition, property, assets, operation or business of any of the Credit Parties;

(k)	no event that constitutes, or which notice or loss of time or both, would constitute an Event of Default shall have occurred;

(l)	all of the representations and warranties herein are true and correct on and as of such date as though made on and as of such date other than those representations and warranties which relate to a specific date which shall continue to be true as of such date;

(m)	no event or condition has occurred which constitutes or which, with notice, lapse of time, or both, would constitute, a breach of any covenant or other term or condition of this Agreement or of the Security;

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(n)	such borrowing hereunder and the business and operations of the Credit Parties do not violate any Applicable Law (which for the purposes of this Agreement means, with respect to any person, property, transaction or event, all present or future statutes, regulations, rules, orders, codes, treaties, conventions, judgments, awards, determinations and decrees of any governmental, regulatory, fiscal or monetary body or court of competent jurisdiction, in each case, having the force of law in any applicable jurisdiction then in effect) and there shall have been no investigation, notice or recall from any governmental agency or body;

(o)	no other event shall have occurred that, in the Agent’s reasonable credit discretion, materially adversely affects or could materially adversely affect either: (i) the business, assets, liabilities, prospects, financial condition or operations of any of the Credit Parties, or (ii) the value of the Collateral; or (iii) the ability of the Agent to receive indefeasible repayment in full; and

(p)	the delivery of all other closing documentation as may be reasonably required by Agent and its legal counsel, including without limitation, a certificate of insurance, post-closing undertaking, solvency certificates for each Credit Party, all satisfactory to the Agent in its reasonable credit discretion and an irrevocable direction to pay all fees of Agent and its counsel out of the advance on the Advance Date.

The making of any advance hereunder without the fulfillment of one of or more conditions set forth in this Agreement shall not constitute a waiver of any such condition, and the Agent reserves the right to require fulfillment of such condition at a subsequent point in time.

Section 14. Covenants.

Section 14.01 Unless consented to in writing by the Agent in its reasonable credit discretion, each of the Credit Parties covenant and agree with the Agent and the Lenders, while this Agreement is in effect to (and cause their direct and indirect subsidiaries and Affiliates to):

(a)	pay all sums of money when due or arising therefrom;

(b)	provide the Agent with prompt written notice of any event which constitutes, or which, with notice, lapse of time, or both, would constitute an Event of Default, a breach of any covenant or other term or condition of this Agreement or of any of the Security given in connection therewith;

(c)	use the proceeds of the Facility for the purposes provided for herein;

(d)	continue to carry on business in the nature of or related to the business transacted prior to the date hereof;

(e)	keep and maintain books of account and other accounting records in accordance with GAAP;

(f)	ensure all assets secured by the Security are in existence and in the possession and control of the Credit Parties, as applicable;

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(g)	not sell, transfer, convey, lease or otherwise dispose of or further encumber any of its properties or assets other than Permitted Encumbrances or permit any reorganization or a Change of Control of any of the Credit Parties or any of their direct or indirect subsidiaries and Affiliates, other than the sale of inventory in the ordinary course of business or Exempt Issuance;

(h)	not sell, transfer, convey, encumber or otherwise dispose of any of its capital stock or permit any reorganization or a Change of Control of any of the Credit Parties or any of their direct or indirect subsidiaries and Affiliates other than in connection with an Exempt Issuance;

(i)	not purchase or redeem its shares or otherwise reduce its capital;

(j)	permit the Agent or its representatives, at any time and from time to time with such frequency as the Agent, in its reasonable credit discretion, may require, to visit and inspect any premises, properties and assets and to examine and obtain copies of the records or other information and discuss business affairs with the US Internal Revenue Service, Canada Revenue Agency or any other applicable governmental authority or regulator, in the presence of the senior management of the Credit Parties prior to an Event of Default, and to discuss business affairs with the auditors, counsel and other professional advisors of the Credit Parties, all at the reasonable expense of the Co-Borrowers;

(k)	forthwith notify the Agent of the particulars of any occurrence which constitutes an Event of Default hereunder or of any action, suit or proceeding which is pending, filed or commenced against any Credit Party or any of their direct or indirect subsidiaries and Affiliates to their knowledge;

(l)	in a form and manner prescribed by the Agent (which may include by fax and/or e-mail), deliver to the Agent the following in respect of the Credit Parties, signed by a senior officer of the Borrower:

(i)	within forty-five (45) days of the end of each fiscal quarter, a compliance certificate in form satisfactory to the Agent;

(ii)	quarterly, by the end of each calendar quarter in respect of the preceding quarter, internally prepared financial statements for the preceding quarter and internally prepared financial statements for the year to date, provided, however, that the Parties agree that, to the extent that any such information is provided in the public filings of the Acquiror, the provisions of this Section 14.01(l)(ii) shall be deemed satisfied;

(iii)	annually, within one hundred and twenty (120) days of the financial year end in respect of the preceding financial year, audited financial statements that were prepared by external auditors, provided, however, that the Parties agree that, to the extent that any such information is provided in the public filings of the Acquiror, the provisions of this Section 14.01(l)(iii) shall be deemed satisfied;

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(iv)	monthly bank statements for the Co-Borrowers, and any other Credit Party, solely with respect to the main operating accounts of such entities, as and when reasonable requested by Agent, within fifteen (15) days of the applicable quarter end; and

(v)	provide such additional financial information as and when reasonably requested by the Agent;

(m)	file all tax returns which the Credit Parties and any of their direct or indirect subsidiaries or Affiliates must file from time to time, pay or make provision for payment of all taxes (including interest and penalties) and other potential preferred claims which are or will become due and payable and provide adequate reserves for the payment of any material tax, the payment of which is being contested;

(n)	without the prior written consent of the Agent, not declare or pay any dividends or repay any shareholders’ loans, interest thereon or share capital or make any other gift or other form of distribution whatsoever (including the payment of any management fees) to any person, including without limitation, any shareholder of any of the Credit Parties or its Affiliates other than with respect to any acquisition related debt related to acquisitions of the Credit Parties or the Acquiror payable to a seller which debt is subordinate to the Facility;

(o)	not make loans or advances, or enter into any related party sales or other transactions which are not on arms’ length terms (in each case other than salaries and bonuses payable in the ordinary course of business and consistent with past practice) or intercompany loans made by one Credit Party which has given a first perfected secured guarantee to another, or make any investments in any, shareholders, directors, officers, subsidiaries, affiliated companies or any other related or associated party of any of the Credit Parties, or assume or permit to exist any further indebtedness not existing on the date hereof other than in respect of Permitted Encumbrances, an Exempt Issuance or pursuant to the Share Exchange Agreement entered into between Harvest FINCO, Inc. (“FINCO”) and San Felasco Nurseries Inc. dated September 21, 2018 (the “San Felasco Acquisition”) or debt incurred by the Credit Parties to a counterparty pursuant to a merger or acquisition transaction wherein one or more of the Credit Parties are the acquirer, which debt is in an amount which is less than $25,000,000 in any one transaction or $600,000,000 in total;

(p)	not change its objectives, purposes, operations or standard procedures in any material way, to be determined by Agent in its reasonable credit discretion; or issue any other securities or any warrants or options, including without limitation, any that are convertible into or exercisable which gives rise to a right to receive any shares in the capital of any of the Credit Parties and any of their direct or indirect subsidiaries or Affiliates other than in connection with the an Exempt Issuance (as hereinafter defined);

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(q)	not repay any shareholder or other related-party loans, or pay any bonuses, dividends, management fees or other similar forms of remuneration to any existing shareholder or other person related to any of the Credit Parties out of the ordinary course of business and inconsistent with past practice or not otherwise approved in writing by Agent, which approval shall not be unreasonably withheld, or repay any subordinated or postponed debt to any person whatsoever, except for (i) semi-annual scheduled payments of interest only on such 7% convertible subordinated debt in accordance with the applicable governing Subordination Agreement contemplated herein, without Agent’s prior written consent; (ii) any payment of debt incurred by the Credit Parties to any counterparty to a merger or acquisition transaction wherein one or more of the Credit Parties are the acquiror, which debt is in an amount less than $25,000,000 in any one transaction or $600,000,000 in total; or (iii) payments on any subordinated debt approved by the Agent hereunder, or (iv) the payment of any bonuses under the bonus plans of the Credit Parties or the Acquiror in the ordinary course of business and consistent with past practice;

(r)	not establish any profit sharing plans or other arrangements or agreements with shareholders, directors, officers or employees other than those which are currently in place that are entered into in connection with the San Felasco Acquisition, are a Credit Party’s or the Acquiror’s customary bonus plan or 401(k) matching plans, are expressly approved by Agent in writing or are approved by a majority of the independent directors of the Acquiror;

(s)	not engage directly or indirectly in any other business activity materially different from their business as of the Effective Date or acquire any assets unrelated or unnecessary to business operations at such time;

(t)	other than among the Acquiror, Co-Borrowers and Guarantors and their other operating subsidiaries which are not controlled by them and an Exempt Transaction, not conduct business with any non-arms-length persons other than as may be expressly approved by Agent in writing or which is in the ordinary course of business, consistent with past practice and is on commercially reasonable arms-length terms or which are approved by a majority of the independent directors of the Acquiror;

(u)	not grant, create, assume or suffer to exist any mortgage, charge, Lien, pledge, security interest, including a purchase money security interest, or other encumbrance affecting any of the Credit Parties’ or any of their direct or indirect subsidiaries’ and Affiliates’, properties, assets or other rights except for Permitted Encumbrances in existence, known to and approved by the Agent as the date hereof or from time to time, or any mortgage, charge, Lien, pledge, security interest, including a purchase money security interest, or other encumbrance affecting any of them which is less than the $25,000,000 in any one transaction or $600,000,000 in total and is subordinate to the Agent’s Liens and subject to a subordination agreement satisfactory to the Agent;

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(v)	not grant a loan or make an investment in or provide financial assistance to a third party (including the Guarantors or any related party to any of the Credit Parties who are not Credit Parties hereunder) by way of a suretyship, guarantee or otherwise other than the investment related to the San Felasco Acquisition or for other acquisition transactions undertaken by the Credit Parties or the Acquiror, without the prior written consent of the Agent;

(w)	not change its name, merge, amalgamate or otherwise enter into any other form of business combination with any other entity without the prior written consent of the Agent, such consent not to be unreasonably withheld, conditioned or delayed, other than in connection with an Exempt Issuance;

(x)	keep the Collateral fully insured against such perils and in such manner as would be customarily insured by companies carrying on a similar business or owning similar assets naming the Agent as first loss payee and first mortgagee with respect to all Collateral together with a standard mortgage clause in favour of Agent and with the Agent added as an additional insured;

(y)	ensure all assets secured by the Security are in existence and in the possession and control of the Credit Parties at all times;

(z)	comply with all the Applicable Laws, including without limitation, regarding food safety and food production, health, the cannabis industry, environmental and other laws and regulations; and advise the Agent promptly of any actions, investigations, audits, requests or violation notices or orders received from any government or regulatory authority, including without limitation, any product recalls; and indemnify and hold the Agent harmless from all liability of loss as a result of any non-compliance with such Applicable Laws;

(aa)	carry on and conduct its business and operations in accordance with good business practice, preserve, renew and keep in full force and effect its existence; take all reasonable action to maintain in all material respects all rights, privileges and franchises necessary in the normal conduct of its business; and comply (i) in all respects, with all material agreements, and (ii) with all Credit Documents, except where the failure to do so would not reasonable be expected to have a Material Adverse Effect;

(bb)	obtain, renew on a timely basis, maintain and comply with the terms of all applicable permits the noncompliance with which would result in a Material Adverse Effect;

(cc)	pay or discharge, or cause to be paid or discharged, before the same will become delinquent (i) all taxes imposed upon it or upon its income or profits or in respect of its business or any property from which they operate their business (collectively, the “Properties”) and file N11 tax returns in respect thereof, (ii) all lawful claims for labour, materials and supplies, (iii) all required payments in excess of $25,000 under any of its Indebtedness, and (iv) all other obligations in excess of $25,000; provided, however that it will not be required to pay or discharge or to cause to be paid or discharged any such amount so long as the validity or amount thereof is being contested in good faith by appropriate proceedings and an adequate reserve in accordance with GAAP has been established on its books;

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(dd)	use the Facility only for the purposes specified in Section 6;

(ee)	(i) maintain, or cause to be maintained, with reputable insurers insurance policies with respect to all Properties and operations conducted against such liabilities, casualties, risks and contingencies and of such types and in such amounts as is customary of similar operations in Canada and/or the United States of America; (ii) cause the Agent to be named as a loss payee (as its interests may appear) under all property insurance policies of the Credit Parties and as an additional insured under all general liability insurance policies of the Credit Parties; (iii) pay punctually, or cause to be paid punctually, all premiums payable for the insurance required by this Agreement and furnish to the Agent, upon request by the Agent, evidence of each such payment; and (iv) promptly notify the Agent of any material interruption in their business and any material loss or casualty affecting the Properties charged by the Security;

(ff)	promptly notify the Agent of any Material Adverse Change of which it becomes aware;

(gg)	promptly notify the Agent on becoming aware of the occurrence of the filing or any litigation, dispute, order, arbitration or other proceeding the result of which has had or would reasonably be expected to have a Material Adverse Effect and from time to time provide the Agent with all reasonable information requested by the Agent concerning the status of any such proceeding;

(hh)	without limiting the generality of this Section 14, (i) operate all Properties owned, leased or otherwise used by it and conduct all of its activities in compliance with the requirements of all Applicable Laws related to environmental matters, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect; and (ii) promptly notify the Agent upon learning of (1) the existence of a hazardous substance located on, above or below the surface of any land that it occupies or controls (except those present, stored, used or otherwise handled in substantial compliance with environmental laws), or contained in the soil or water constituting such land, in either case, where the existence or presence of such hazardous substance would reasonably be expected to have a Material Adverse Effect; and (2) the occurrence of any reportable release of a hazardous substance that has occurred on or from such land, in each case which would reasonably be expected to result in a Material Adverse Effect;

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(ii)	ensure that all of its property and assets comply with and will remain free of any material environmental problem; they will inform the Agent immediately upon becoming aware of any material environmental problem or issue and will provide the Agent with copies of all communications with environmental authorities and all studies or assessments prepared on their behalf, all as soon as received by them; they all agree to pay the cost of any external environmental consultant engaged by the Agent to effect an environmental audit and the cost of any environmental rehabilitation, removal or repair necessary to protect, preserve or remediate the assets, including any fine or penalty the Agent is obligated to incur by reason of any statute, order or directive by a competent authority; and the Credit Parties agree to indemnify the Agent for any liability arising from an environmental problem, including without limitation, for all decontamination and decommissioning costs or for damages incurred by the Agent or its agents as a result of such contamination, and for the purposes of this Agreement, an “environmental problem” means an act of non-compliance to a law, regulation, etc. or soil and/or underground water that contains one or many pollutants (contaminants) in levels of concentration that exceed parameters or norms applicable for the present use and intended use of any of their personal or real property including leased property;

(jj)	in the event any environmental report shows that decontamination is required, the Credit Parties undertake to forthwith carry out decontamination at its own expense should this be required by Applicable Law or such environmental report;

(kk)	keep all Properties useful and necessary for its business in good working order and condition, normal wear and tear excepted, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect; and (ii) ensure that all work is done in a good and workmanlike manner and in compliance, in a material respects, with any applicable material agreements and Applicable Laws;

(ll)	take all reasonably necessary action to defend any material litigation in relation to or any of its properties or assets, which has a reasonable likelihood of being successful and the result of which, if determined adversely, would reasonably be expected to have a Material Adverse Effect;

(mm)	keep or cause to be kept proper books of record and account, in which in all material respects full and correct entries will be made of financial transactions and the assets and businesses in accordance with GAAP;

(nn)	pay or cause to be paid when due all claims and demands of suppliers which, if unpaid, would result in the creation of a construction lien or analogous claim which is not a Permitted Encumbrance against the Properties or any part thereof, unless there is a bona fide dispute related thereto;

(oo)	if there exists any Pension Plan promptly notify the Agent on becoming aware of (i) the institution of any steps by any person to terminate or effect a partial wind-up of any such Pension Plan; (ii) the failure to make a required contribution to any such Pension Plan in violation of Applicable Law if such failure is sufficient to give rise to an Encumbrance under any Applicable Law; (iii) the taking of any action with respect to a Pension Plan (other than as required by Applicable Law) that is reasonably likely to result in the requirement to furnish a bond or other security to such Pension Plan or any applicable governmental body; or (iv) the occurrence of any event with respect to any Pension Plan not contemplated by such Pension Plan that is reasonably likely to result in the incurrence of any material liability (other than a funding liability incurred under the Pension Plan or arising in compliance with Applicable Law), fine or penalty, and in the notice to the Agent thereof, provide copies of all documentation relating thereto.

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(pp)	not dispose of, in one transaction or a series of transactions, without Agent’s prior written consent not to be unreasonably withheld, all or any part of its Properties, whether now owned or hereafter acquired, except (i) such Properties as may be obsolete, surplus, worn out, unnecessary or no longer useful to it in the conduct of its business; (ii) the disposition of inventory or any other product to a person dealing with it on an arm’s length basis; (iii) the surrender or waiver of any contractual rights or the settlement, release or surrender of any contractual rights or litigation claims; (iv) the granting or permitting to exist any Permitted Encumbrances other than in connection with an Exempt Transaction, or (v) the disposition of assets with a value of less than $25,000,000 in any one transaction or $600,000,000 in total. An “Exempt Transaction” includes (i) a right of Evan Pieser (“Pieser”) to acquire Verde Dispensary, Inc. (“Verde”) or another medical marijuana dispensary to be chosen by Harvest DCP as provided for in the Binding Agreement entered into among Pieser, Svaccha LLC, Verde, Steve White and Harvest DCP dated December 12, 2017 and amended on April 27, 2018; and (ii) a sale by and lease-back to Harvest DCP of certain real property owned by its subsidiaries or affiliates BRLS Properties I, LLC, an Arizona limited liability company and Harvest DCP of Maryland, LLC;

(qq)	not permit or cause any of them to (i) consolidate, amalgamate or merge with any other person, (ii) enter into any corporate reorganization or other transaction intended to effect or otherwise permit a change in its existing corporate or capital structure, (iii) liquidate, wind-up or dissolve itself; except in any such case for any corporate reorganization which would not constitute or result in an Event of Default and would not adversely affect the rights and remedies of the Lender or Agent under the Credit Documents, as determined by the Agent acting reasonably;

(rr)	not change its fiscal year from that in place as of the Effective Date without the prior written consent of the Agent, such consent not to be unreasonably withheld or delayed;

(ss)	not change its name without providing the Agent without thirty (30) days’ prior written notice thereof;

(tt)	not incur any indebtedness other than debt contemplated herein including unsecured or subordinated indebtedness in respect of borrowings from arm’s length parties in an amount of less than $25,000,000 in any one transaction or $600,000,000 in total (“Permitted Debt”) or repay or prepay any indebtedness owing to affiliates of the Credit Parties except to the extent any such payments are permitted under any inter-creditor or subordination agreement entered into in accordance with the terms hereof;

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(uu)	other than in connection with an Exempt Issuance or the San Felasco Acquisition, not give any financial assistance, other than financial assistance comprising, or arising under, any or in connection with Permitted Debt;

(vv)	not permit or cause any Credit Party to make, declare or pay any restricted payment except (I) for an immaterial restricted payment made by a Credit Party which has granted a first perfected secured guarantee to another Credit Party, or (II) to the extent any such payments are permitted under any inter-creditor or subordination agreement entered into in accordance with the terms hereof;

(ww)	not create, incur, assume or permit to exist any Encumbrance upon any of its Properties except Permitted Encumbrances; and

(xx)	not change its management compensation policies in a manner which is not in all material respects in accordance with the best industry practices.

Section 14.02 The term “Exempt Issuance” means, provided it does not result in a Change of Control, the issuance of any shares of common stock or any rights, warrants or options to subscribe for or purchase shares of common stock or any securities convertible into or exercisable or exchangeable for shares of common stock (collectively, “Common Stock Equivalents”) as a result of any of the following so long as such issuance does not involve debt that is secured in whole or in the part by any assets or any equity interests of any Credit Party, or result in the Credit Parties collectively receiving gross proceeds of more than $50,000,000:

(i)	Any shares of common stock or Common Stock Equivalents issued in connection with mergers, acquisitions, joint ventures or similar actions undertaken by Acquiror, in each case, in connection with a transaction in which it, directly or indirectly, acquires another business or its tangible or intangible assets;

(ii)	Any securities issued upon the exercise or exchange of or conversion of any securities issued pursuant to securities exercisable or exchangeable for or convertible into shares of common stock issued and outstanding on October 3, 2018, provided that such securities have not been amended since such date to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities;

(iii)	Any shares of common stock or Common Stock Equivalents issued to officers, directors, employees or agents of any Credit Party or Acquiror for compensatory purposes; or

(iv)	Any shares of common stock or Common Stock Equivalents issued to contracting parties of any Credit Party or Acquiror or its operating subsidiaries in connection with agreements between such parties that are primarily related to operations but not for any capital-raising purpose such as issuances that are made to independent contractors or vendors in lieu of cash or other payments;

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Section 14.03 The Credit Parties agree to indemnify and to reimburse the Agent and Lender for all reasonable costs and expenses incurred by the Agent and Lender in connection with the performance by them of any such covenant, and all such reasonable costs and expenses will be payable to the Agent and Lender on demand, will bear interest at the highest rate per annum borne by any of the Obligations until paid, calculated and compounded monthly, not in advance, and will (with all such interest) be added and form part of the Obligations.

Section 15. Security and Other Requirements.

Section 15.01 As general and continuing collateral security for the performance by the Credit Parties of all of its obligations, present and future, to the Agent and the Lenders, including without limitation, the repayment of advances granted hereunder and the payment of interest, fees and any other amounts provided for hereunder and under the security documents, the Credit Parties undertake to grant to the Agent and to maintain at all times the following security in form satisfactory to the Agent (the “Security”), in accordance with the forms in use by the Agent or as prepared by its solicitors:

(a)	general security agreement and unlimited guarantees from each Credit Party as provided for herein, on the Agent’s form constituting a first (subject to Permitted Encumbrances) ranking security interest in all personal property and securities provided that any future additional subsidiaries created, acquired or in existence after October 3, 2018 shall only provide such Security as the Agent may reasonably require within sixty (60) days of such applicable date. The security interest of the Agent in any license held up by each Credit Party shall be subject to transfer restrictions under Applicable Law;

(b)	an assignment of adequate all risk, business interruption, commercial general liability and property insurance from the Credit Parties, naming the Agent as first loss payee and first mortgagee and an additional insured with a standard mortgage clause;

(c)	a postponement and subordination of any and all subdebt, including without limitation, the subdebt financing contemplated under Conditions Precedent above and all directors, officers, shareholders, non-arms’ length creditors and other related party loans, to include a postponement of the right to receive any payments of both principal and interest under such loans other than such equity instruments issued in connection with an Exempt Issuance provided that any future additional subsidiaries created, acquired or in existence after the date hereof shall only provide such Security as the Agent may reasonably require within sixty (60) days of such applicable date;

(d)	a share pledge security agreement by each Credit Party relating to the shares of all its majority owned subsidiaries set forth on Schedule B attached hereto;

(e)	a share pledge security agreement by each of the Credit Parties, provided that any future additional subsidiaries created, acquired or in existence after the date hereof shall only provide such security as the Agent may reasonably require within sixty (60) days of such applicable date, relating to all of its shares and that of all its subsidiaries;

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(f)	a collateral assignment of material agreements from the Credit Parties, provided that any future additional subsidiaries created, acquired or in existence after the date hereof shall only provide such security as the Agent may reasonably require within sixty (60) days of such applicable date, including without limitation, relating to any and all consulting, management and operations agreements;

(g)	any and all access agreements, waivers, non-disturbance and use agreements reasonably required by the Agent with respect to any real property or equipment leased by the Credit Parties provided that any further additional subsidiaries created, acquired or in existence after October 3, 2018 shall only provide such security as the Agent may reasonably require within sixty (60) days of such applicable date; and

(h)	such other security as may be reasonably required by the Agent in its reasonable credit discretion, including without limitation, guarantees, security agreements, share pledges from and in respect of the Credit Parties upon any reorganizations as reasonably required by the Agent.

Section 15.02 The Credit Parties acknowledge and agree that all of the Security is being granted to and in favour of the Agent for and on behalf of the Agent and the Lenders, to secure all of the indebtedness, liabilities and obligations owing hereunder, under the Security and the other Credit Documents.

Section 16. Events of Default.

Section 16.01 Without limiting any other rights of the Agent under this Agreement, including the right to demand repayment of the Facility, it shall be an “Event of Default” hereunder if any one or more of the following events has occurred and has not been cured beyond any the applicable cure period specified below or has not been waived in writing by the Agent:

(a)	the Co-Borrowers fail to pay when due any principal, interest, fees or other amounts due under this Agreement which is not cured within 5 days of written notice thereof to Enterprises;

(b)	any Credit Party breaches any provision of this Agreement or any of the Security or other agreement with the Agent which is not cured within 10 days of written notice thereof to Enterprises;

(c)	any Credit Party is in material default under the terms of any other material contracts, material agreements or otherwise with any other creditor which is not cured within 10 days of written notice thereof to Enterprises;

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(d)	the Agent receives from any present or future guarantor a notice proposing to terminate, limit or otherwise modify such guarantor’s liability under its guarantee of the indebtedness owing to the Agent under the Facility or under any Security or under any other document in favour of the Agent;

(e)	any Credit Party or any of its direct or indirect subsidiaries or Affiliates ceases or threatens to cease to carry on business in the ordinary course unless such business is completely assumed by a Credit Party and is on prior written notice to the Agent;

(f)	any default or failure by any Credit Party or any of its direct or indirect subsidiaries or Affiliates to make any payment of any material and undisputed wages or other monetary remuneration payable to its employees under the terms of any contract of employment, oral or written, express or implied within ten (10) days when due;

(g)	any default or failure by any Credit Party or any of its direct or indirect subsidiaries or Affiliates to keep current all material and undisputed amounts owing to parties other than the Agent who, in the Agent’s reasonable credit discretion, have or could have a Lien in the Collateral which is not paid within 5 days of written notice thereof to Enterprises;

(h)	if, in the reasonable credit discretion of the Agent, any material representation or warranty made or deemed to have been made herein or in any certificate or the Security provided for herein shall be materially false or inaccurate;

(i)	if, in the reasonable credit discretion of the Agent, there is a Material Adverse Change, including without limitation, any investigation, audit, recall, notice or order of any applicable government agency or body or any change in applicable law, the regulatory or licencing regime or the industry which has a Material Adverse Effect on any of the Credit Parties or any of its direct or indirect subsidiaries or Affiliates;

(j)	any Credit Party or any of its direct or indirect subsidiaries or Affiliates is unable to pay its debts as such debts become due, or is adjudged or declared to be or admit to being bankrupt or insolvent;

(k)	A final judgment or judgments for the payment of money aggregating in excess of $1,000,000 are rendered against any Credit Party or any of its direct or indirect subsidiaries or Affiliates and which judgments are not, within thirty (30) days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within ninety (90) days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $1,000,000 amount set forth above so long as any Credit Party provides the Agent and the Lenders a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Agent) to the effect that such judgment is covered by insurance or an indemnity and any Credit Party will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such judgment; or

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(l)	any notice of intention or petition or proceeding is filed or any voluntary or involuntary case or proceeding filed or commenced under any Applicable Law (collectively, “Insolvency Law”) for:

(i)	the bankruptcy, liquidation, winding-up, dissolution or suspension of general operations of any Credit Party or any of its direct or indirect subsidiaries or Affiliates;

(ii)	the composition, rescheduling, reorganization, arrangement or readjustment of, or other relief from, or stay of proceedings to enforce, some or all of the debts of any Credit Party or any of its direct or indirect subsidiaries or Affiliates;

(iii)	the appointment of a trustee, receiver, receiver and manager, liquidator, administrator, custodian or other official for, all or any significant part of the assets of any Credit Party or any of its direct or indirect subsidiaries or Affiliates;

(iv)	the possession, foreclosure, retention, sale or other disposition of, or other proceedings to enforce security over, all or any significant part of the Collateral; or

(v)	any secured creditor, encumbrancer or lienor, or any trustee, receiver, receiver and manager, agent, bailiff or other similar official appointed by or acting for any secured creditor, encumbrancer or lienor, takes possession of or forecloses or retains, or sells or otherwise disposes of, or otherwise proceeds to enforce security over all or any significant part of the Collateral or gives notice of its intention to do any of the foregoing;

(m)	there occurs any Change of Control;

(n)	any Credit Party or any of its direct or indirect subsidiaries or Affiliates (i) fails to make any payment in excess of $1,000,000.00 which has been admitted as being due and payable by it, or is not disputed to be due and payable by it, to any person and any applicable grace period in relation thereto has expired, or (ii) defaults in the observance or performance of any other agreement or condition in relation to any Indebtedness to any person in excess of $1,000,000 or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs or condition exists, the effect of which default or other condition, if not remedied within any applicable grace period, would be to cause, or to permit the holder of such Indebtedness then to declare such Indebtedness to become due prior to its stated maturity date, provided that any Indebtedness which is being contested in good faith by legal proceedings will not be considered Indebtedness for purposes of this clause;

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(o)	once registered, any Security ceases to be first ranking, subject to Permitted Encumbrances, or ceases to be a valid and perfected Encumbrance other than through an act or omission of the Agent or a Lender; or

(p)	proceedings are commenced for the dissolution, liquidation or voluntary winding up of any Credit Party or any of its direct or indirect subsidiaries or Affiliates, or for the suspension of the operations of any of them unless such proceedings are being actively and diligently contested in good faith by appropriate proceedings.

Section 16.02 In the event of an Event of Default, the Agent may, by written notice to the Borrower declare all monies outstanding under the Facility to be immediately due and payable. Upon receipt of such written notice, the Credit Parties shall immediately pay to the Agent all monies outstanding under the Facility and all other obligations owing to the Agent in connection with the Facility under this Agreement. The Agent may enforce its rights to realize upon its security and retain an amount sufficient to secure the Agent for the obligations owing to the Agent and the Lenders hereunder.

Section 16.03 After the occurrence of an Event of Default which is continuing, the Agent or Lender may, in their sole discretion and upon notice to the Borrower, perform any covenant of any Credit Party under any Credit Document that any Credit Party fails to perform and that the Agent or Lender is capable of performing, including any covenant the performance of which requires the payment of money; provided that the Agent or Lender will not be obligated to perform any such covenant. No such performance by the Agent or Lender will require the Agent or Lender further to perform any Credit Party’s covenants nor relieve any Credit Party from any default or operate as a derogation of the rights and remedies of the Agent and Lender under any Credit Document.

Section 16.04 The Parties acknowledge and agree that no Event of Default has occurred as of the date hereof.

Section 17. Waiver. The Credit Parties hereby waive diligence, presentment, protest, notice of protest, notice of dishonour and notice of nonpayment. No delay by the Agent in exercising any power or privilege under any of the Credit Documents, nor the single or partial exercise of any power or privilege under any of the Credit Documents, will preclude any other or further exercise thereof, or the exercise of any other power or privilege it hereunder.

Section 18. Remedies Cumulative. For greater certainty, it is expressly understood that the respective rights and remedies of the Agent and Lender under the Credit Documents are cumulative and are in addition to and not in substitution of any rights or remedies provided by Applicable Laws; and any single or partial exercise by the Lender or Agent of any right or remedy for any Event of Default will not be deemed to be a waiver of or to alter, affect or prejudice any other right or remedy or other rights or remedies to which the Lender or Agent may be lawfully entitled in connection with such Event of Default.

Section 19. Application of Payments. All payments made by the Credit Parties under any Credit Document will be applied to amounts due under the Obligations, (i) prior to the occurrence of an Event of Default, as follows: first; to pay any fees, indemnities or expense reimbursements then due to the Agent and Lender under the Credit Documents, until paid in full, second, to pay interest due in respect of the Facility, and third, to pay or prepay the principal amount of all outstanding Obligations in accordance with the terms hereof until paid in full (ii) upon the occurrence and during the continuance of an Event of Default, as reasonably determined by the Agent (but subject always to Applicable Laws).

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Section 20. Evidence of Indebtedness. The Agent shall maintain records evidencing the Facility. The Agent shall record the principal amount of the Facility, the payment of principal and interest on account of the Facility, and all other amounts becoming due to the Agent and the Lenders under this Agreement. The Agent’s accounts and records constitute, in the absence of manifest error, conclusive evidence of the indebtedness of the Credit Parties to the Agent and Lenders pursuant to this Agreement.

Section 21. Representations and Warranties. Each Credit Party represents and warrants to the Agent and the Lenders with respect to each Credit Party and any of its direct or indirect subsidiaries or Affiliates and each future additional subsidiary as and when it is created, acquired or exists that:

Section 21.01 Each corporate person is a corporation or other entity duly incorporated or formed, validly existing and duly registered or qualified to carry on business in the jurisdiction of organization or where they may carry on business.

Section 21.02 The execution, delivery and performance by the Credit Parties of this Agreement has been duly authorized by all necessary actions and do not violate the constating documents or any Applicable Laws or agreements to which they are subject or by which they are bound.

Section 21.03 The financial statements most recently provided to the Agent fairly present their financial positions as of the date thereof and its results of operations and cash flows for the fiscal period covered thereby, and since the date of such financial statements, there has occurred no Material Adverse Change in their business or financial condition.

Section 21.04 There is no claim, action, prosecution or other proceeding of any kind pending or, to the knowledge of the Credit Parties, threatened, against any of them or any of their respective assets or properties before any court or administrative agency which relates to any non-compliance with any environmental law which, if adversely determined, might have a Material Adverse Effect upon its financial condition or operations or its ability to perform its obligations under this Agreement or any of the Security, and there are no circumstances of which any of them is aware which might give rise to any such proceeding which has not been fully disclosed to the Agent;

Section 21.05 They have good and marketable title to all of their Collateral, free and clear of any Encumbrances, other than Permitted Encumbrances herein.

Section 21.06 No event has occurred which constitutes, or which, with notice, lapse of time, or both, would constitute, an Event of Default, a breach of any covenant or other term or condition of this Agreement or any of the Security given in connection therewith.

Section 21.07 They have filed all tax returns which were required to be filed by them, if any, paid or made provision for payment of all taxes (including interest and penalties) which are due and payable, if any and provided adequate reserves for payment of any tax, the payment of which is being contested, if any.

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Section 21.08 There is no Pension Plan owned, contributed to, or in any way related to (including any collective bargaining agreement), any of them other than customary bonus plan or 401(k) matching plans.

Section 21.09 None of them are engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of any advance hereunder will be used for “purchasing” or “carrying” “margin stock” as defined in Regulation U of such Board of Governors.

Section 21.10 None of them are an “investment company” registered or required to be registered under the US Investment Company Act of 1940, as amended, nor is it controlled by such a company.

Section 21.11 None of them shall, until satisfaction in full of the obligations and termination of this Agreement, nor shall it permit any affiliate or agent to:

(a)	conduct any business or engage in any transaction or dealing with any “Blocked Person” (within the meaning of the applicable Anti-Terrorism Laws), including the making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person;

(b)	deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to the US Executive Order No. 13224;

(c)	engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in the US Executive Order No. 13224, the USA PATRIOT Act or any other Anti-Terrorism Laws. Borrower shall deliver to the Agent any certification or other evidence reasonably requested from time to time by the Agent, confirming their compliance herewith.

Section 21.12 None of the Credit Parties, any of their direct or indirect subsidiaries or Affiliates, any director or officer, or any employee, agent, or affiliate of any of them or any of its subsidiaries is an individual or entity that is, or is owned or controlled by person s that are: (i) the subject of any sanctions administered or enforced by the US Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the US Department of State, the United Nations Security Council (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions, including, without limitation, currently, Cuba, the Crimea region of Ukraine, Iran, North Korea, Sudan and Syria.

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Section 21.13 None of them, nor to any Credit Parties knowledge, any director, officer, agent employee, affiliate or other person acting on behalf of any of them or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation of such persons of any applicable anti-bribery law, including but not limited to, the U.S. Foreign Corrupt Practices Act of 1977 (the “FCPA”) and any similar applicable statute in any other applicable jurisdiction. Furthermore, the Credit Parties and, to their knowledge, their affiliates have conducted their businesses in compliance with the FCPA and similar laws, rules or regulations and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

Section 21.14 The Credit Parties will not, directly or indirectly, use the proceeds of the Facility, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person, (i) to fund any activities or business of or with any person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, or (ii) in any other manner that would result in a violation of Sanctions by any person (including any person participating in the Facility, whether as underwriter, advisor, investor or otherwise). No part of the proceeds of the Facility will be used, directly or indirectly, for any payments that could constitute a violation of any applicable anti-bribery law.

Section 21.15 The Credit Parties’ obligations to complete this transaction is not dependent upon any condition whatsoever, and that the Agent assumes no obligation to assist them to complete the transaction in any way, except to make available the Facility as contemplated herein.

Section 21.16 The execution and delivery by each Credit Party of each of the Credit Documents to which it is a party and the applicable subordination agreements executed by the applicable 7% convertible noteholders have been duly authorized by all necessary action on the part of such person and each such document to which it is a party has been (or upon delivery will have been) duly executed by such person and, when delivered in accordance with the terms hereof, will constitute a valid and legally binding obligation of such person enforceable against it in accordance with its terms except: (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other applicable laws of general application affecting enforcement of creditors’ rights; and (ii) as limited by equitable principles and by applicable laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

Section 21.17 Neither the execution and delivery by each Credit Party and each of the Credit Documents to which it is a party and the execution and delivery by the applicable 7% convertible noteholders of the applicable subordination agreements, nor compliance on the part of such person with the provisions thereof or the consummation of the transactions contemplated thereby (i) require the consent, approval, or authorization, order or agreement of, or registration or qualification with, any governmental body or other person, except such as have been obtained, or (ii) conflict with or result in any breach or violation of any of the provisions of, or constitute a default under, any material agreement to which any such person is a party or by which any of its respective properties is bound, or the organizational documents of any such person or any resolution passed by the directors (or any committee thereof), shareholders or partners of any such person, or any Applicable Law applicable to any such person or any of the properties thereof other than as would not result in a Material Adverse Effect.

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Section 21.18 Acquiror is the direct or indirect owner of all of the issued and outstanding equity securities of each other Credit Party being pledged to and in favour of the Agent which equity securities have been duly authorized and validly issued and are outstanding as fully paid and non-assessable shares, and no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option, for the purchase of any interest in any of such equity interests or for the issue or allotment of any unissued equity interests or any other security convertible into or exchangeable for any such equity interests, except pursuant to the Credit Documents and in respect of the 7% convertible notes.

Section 21.19 The most recent audited annual financial statements (upon completion of the audit) and unaudited quarterly financial statements of the Credit Parties have been prepared in accordance with GAAP (subject to year-end adjustments) applied on a basis consistent with prior periods (except as otherwise disclosed in such financial statements), fairly present in all material respects, in accordance with GAAP, the financial condition and position and results of operations of the Credit Parties, on a consolidated basis ( subject to year-end adjustments), as at date thereof and reflect in all material respects all liabilities (contingent or otherwise) of the Credit Parties, on a consolidated basis, as at the date thereof and for the period covered thereby.

Section 21.20 Their assets and the business and operations thereof are insured in accordance with customary industry practice.

Section 21.21 Except for the debts listed on Schedule C (i) none of the them owes any amount to, nor has any of them made any present material loans to, or borrowed any material amount from or is otherwise materially indebted to, any officer, director, employee, or securityholder thereof or any other person on terms which are not at arm’s-length, except for usual employee reimbursements and compensation paid in the ordinary and normal course of business; (ii) except for usual employee or consulting arrangements made in the ordinary and normal course of business, none of them are a party to any contract with any officer, director, employee, or securityholder thereof or any other person on terms which are not at arm’s-length, and (iii) to the knowledge of the Borrower, no related party or affiliate of any of the Credit Parties has any cause of action or other claim whatsoever against, or owes any amount to, any of them, except for amounts payable under agreements entered into on arm’s length terms in the ordinary course of the business consistent with past practice.

Section 21.22 Their operations are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of all money laundering statutes, and the rules and regulations thereunder and no action, suit or proceeding by or before any governmental body involving any of the Credit Parties with respect to such statutes, rules and regulations is pending or, to the knowledge of the Borrower, threatened.

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Section 21.23 None of them, nor to the knowledge of the Borrower, any of their respective officers in the course of their employment has made any unlawful contribution or other payment to any official of, or candidate for, any federal, state, provincial, municipal, local or foreign office, or failed to disclose fully any contribution, in violation of any Law, or made any payment to any domestic or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by Applicable Laws. Without limiting the generality of the foregoing, none of them nor, to the knowledge of the Borrower, any officers of any of them, has in the course of their employment violated any Applicable Laws. To the knowledge of the Borrower, the foregoing representations and warranties in this Section 21 are also true in respect of the activities of any agents which are related to their services on behalf of them.

Section 21.24 The properties and other rights granted pursuant to the material agreements comprise all of the property interests necessary to secure any right material to the operation and maintenance of the business as presently conducted in compliance in all material respects with all Applicable Laws.

Section 21.25 Without limiting the other representations and warranties made in this Article there are no written (i) directives, (ii) warnings, (iii) work orders, (iv) notices, complaints or orders of deficiency, (v) notices of violation or of non-compliance, which have been issued (or, to the knowledge of the Credit Parties, are threatened to be issued) by a governmental body pursuant to Applicable Laws in respect of any matter relating to any of the Credit Parties, and would reasonably be expected to have a Material Adverse Effect.

Section 21.26 Except as disclosed to the Agent in writing prior to the date hereof, as of the date hereof, there are no actions, suits, proceedings, inquiries or, to the knowledge of the Credit Parties, investigations, existing, pending or, to the knowledge of the Credit Parties, threatened against any of them or to which any of the Properties thereof is subject, at Applicable Law or equity, or before or by any court, federal, provincial, state, municipal, local or other governmental body, domestic or foreign and none of them is subject to any judgment, order, writ, injunction, decree or award of any governmental body.

Section 21.27 None of them is in violation of any term of its respective organizational documents thereof. None of them are in violation of any term or provision under or in respect of any judgment, order or material agreement, no event has occurred and is continuing, and no circumstance exists which has not been waived, which constitutes a material default (without duplication, for greater certainty, of any materiality qualification set out therein) in respect of any material agreement entitling any other party thereto to accelerate the maturity of any amount owing thereunder which would reasonably be expected to have a Material Adverse Effect.

Section 21.28 Each of them has conducted and is conducting the business thereof in compliance in all respects with all Applicable Laws of each jurisdiction in which it carries on business, including all Applicable Laws applicable to the development and operation of their business, except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect.

Section 21.29 (i) They hold all applicable permits required under Applicable Laws (including environmental laws); (ii) each such applicable permit is in full force and effect and is not the subject of any appeals or further proceedings; (iii) they are not in material violation of any applicable permit; and (iv) none of them has received any notice of the modification, revocation, cancellation or refusal to renew of, or any intention to modify, revoke or cancel or refuse to renew or any proceeding relating to the modification, revocation, cancellation or refusal to renew any such applicable permit.

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Section 21.30 The Security creates (or will create when executed and delivered, as applicable) valid and enforceable Encumbrances upon the properties subject thereto and none of the Credit Parties has created, consented to or permitted to exist any Encumbrances, other than Permitted Encumbrances. The execution and delivery by each Credit Party of each of the material agreements to which each is party, respectively, and performance of each such Credit Party’s obligations thereunder will not result in any Encumbrance on the property subject to the Security, except for Permitted Encumbrances.

Section 21.31 The Credit Parties own or have the right to use under license, sub-license or otherwise all material intellectual property used by them in their business, including copyrights, industrial designs, trademarks, trade secrets, know-how and proprietary rights except to the extent the failure to do so would not reasonably be expected to have a Material Adverse Effect. As of October 3, 2018, no material claim or litigation regarding any of the foregoing is pending or, to the knowledge of the Credit Parties, threatened.

Section 21.32 In respect of each Credit Party and their direct and indirect subsidiaries and Affiliates:

(a)	(i) Each of them has duly and timely in the prescribed manner, made or prepared all tax returns required to be made or prepared by it, has duly and timely filed all tax returns required to be filed by it with the appropriate governmental body and has, in all material respects, completely and correctly reported all income and all other amounts or information required to be reported thereon, and (ii) all such tax returns are complete and accurate in all material respects.

(b)	(i) Each of them has (A) duly and timely paid all taxes due and payable by it, and (B) duly and timely withheld and collected in all material respects all taxes and other amounts required by Applicable Law to be withheld or collected by it and bas in all material respects duly and timely remitted to the appropriate governmental body such taxes and other amounts required by Applicable Law to be remitted by it, and (ii) no material deficiency with respect to any payment of taxes has been asserted against any of them by any governmental body.

(c)	The charges, accruals and reserves for taxes reflected on the financial statements (whether or not due and whether or not shown on any tax return but excluding any provision for deferred income taxes) are adequate in all material respects to cover taxes with respect to any of them which were unpaid but which were accruing due through the period covered by such financial statements.

(d)	There are no agreements, waivers or other arrangements with any governmental body providing for an extension of time with respect to any assessment or reassessment of tax, the filing of any tax return or the payment of any material tax by any of them.

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(e)	No tax return of any of them is under audit by any governmental body, and no proceedings are pending or, to the knowledge of any Credit Party, threatened, by or before any governmental body with respect to material taxes of any of them.

Section 21.33 (i) All information provided to the Agent in connection with the Facility is true and correct in all material respects; and (ii) none of the documentation furnished to the Agent by any Credit Party, or by any representatives on behalf of the Credit Parties in connection with the Facility, omits a material fact necessary to make the statements contained therein not misleading in any material way and all expressions of expectation, intention, belief and opinion contained in such documentation were honestly made on reasonable grounds after due and careful inquiry by it at the time they were made.

Section 21.34 The Credit Parties have no knowledge of any direction or other governmental or regulatory notice relating to the environment having been threatened against, being pending or being issued with respect to their properties from which they operate their business (collectively, the “Properties”) or the operations of the business being conducted at the Properties; and are not aware of any pending or threatened action, suit or proceedings relating to any actual or alleged environmental violation from or at the Properties.

Section 21.35 The representations and warranties set out in this Section 21 shall survive the execution and delivery of this Agreement and all other Credit Documents. All representations, warranties, covenants and agreements contained in this Agreement or any other Credit Document furnished to the Agent and Lender by or on behalf of any Credit Party in connection with the transactions contemplated by this Agreement will survive any investigation made by or on behalf of the Agent and Lender at any time with respect to any of the foregoing.

Section 22. Confidentiality. The Parties agree to keep all of the terms related to this Agreement confidential other than as required by any applicable law. In particular, other than the existence of this Agreement and financing transaction, the discussions surrounding this Agreement cannot be disclosed to any party, including other creditors, without the other Parties’ prior written consent, other than as required by any applicable law.

Section 23. General

Section 23.01 Credit. The Credit Parties authorize the Agent, hereinafter, to obtain such factual and investigative information regarding them from others as permitted by law, to furnish other consumer credit grantors and credit bureaus such information. The Credit Parties further authorize any financial institution, creditor, tax authority, employer or any other person, including any public entity, holding information concerning them and any of their subsidiaries and Affiliates or their assets, including any financial information or information with respect to any undertaking or suretyship given by them, to supply such information to the Agent in order to verify the accuracy of all information furnished or to be furnished from time to time to the Agent and to ensure their solvency at all times.

Section 23.02 Non-Merger. The provisions of this Agreement shall not merge with any of the Security, but shall continue in full force and effect for the benefit of the Parties. In the event of an inconsistency between this Agreement and any of the other Credit Documents, including the Security, the provisions of this Agreement shall prevail.

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Section 23.03 Further Assurances and Documentation. The Parties hereto shall do all things and execute all documents deemed necessary or appropriate for the purposes of giving full force and effect to the terms, conditions, undertakings hereof and the Security granted or to be granted hereunder.

Section 23.04 Severability. If any provision of this Agreement is or becomes prohibited or unenforceable in any jurisdiction, such prohibition or unenforceability shall not invalidate or render unenforceable the provision concerned in any other jurisdiction nor shall it invalidate, affect or impair any of the remaining provisions of this Agreement.

Section 23.05 Marketing. The Agent shall be permitted to use the name of the Credit Parties and the amount of the Facility for advertising purposes as reasonably approved by the Co-Borrowers.

Section 23.06 Governing Law. This Agreement and all agreements arising hereinafter shall be deemed to have been made and accepted in Toronto, Ontario, and shall be construed exclusively (without regard to any rules or principles relating to conflicts of laws) in accordance with and be governed by the laws of the Province of Ontario, and the federal laws of Canada applicable therein and the Parties hereby attorn to the laws of such jurisdiction.

Section 23.07 Counterparts. This Agreement, the Security and all agreements arising hereinafter may be executed in any number of separate counterparts by any one or more of the parties thereto, and all of said counterparts taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier, PDF or by other electronic means shall be as effective as delivery of a manually executed counterpart.

Section 23.08 Assignment and Syndication. This Agreement and the right to receive the Security or right may be assigned by the Agent, or monies required to be advanced may be syndicated by the Agent from time to time upon notice to the Credit Parties and the Acquiror prior to any Event of Default and without any notice to, or consent of, the Credit Parties after an Event of Default or in connection with the granting of any participations by Agent or any Lender. The Credit Parties may not assign or transfer all or any part of their rights or obligations under this Agreement, so long as the Credit Parties remain obligated hereunder, any such transfer or assignment being null and void insofar as the Agent is concerned and rendering any balance then outstanding under the Facility immediately due and payable at the option of the Agent.

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Section 23.09 Agency.

(a)	Each Lender designates Agent to act as its administrative and collateral agent for it under this Agreement and the Security. Each Lender hereby irrevocably authorizes Agent to take such action on its behalf under the provisions of this Agreement and the Security and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto and Agent shall hold all Collateral, payments of principal and interest, fees, charges and collections received pursuant to this Agreement, for the benefit of each Lender. Agent may perform any of its duties hereunder by or through its agents or employees. As to any matters not expressly provided for by this Agreement, Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Lenders, and such instructions shall be binding; provided, however, that Agent shall not be required to take any action which, in Agent’s discretion, exposes Agent to liability or which is contrary to this Agreement or the Security or Applicable Laws.

(b)	Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Security. Neither Agent nor any of its officers, directors, employees or agents shall be (i) liable for any action taken or omitted by them as such hereunder or in connection herewith, unless caused by their gross (not mere) negligence or willful misconduct (as determined by a court of competent jurisdiction in a final non-appealable judgment), or (ii) responsible in any manner for any recitals, statements, representations or warranties made by any Credit Party, or any officer thereof contained in this Agreement, or in any of the Security or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any of the Security or for the value, validity, effectiveness, genuineness, due execution, enforceability or sufficiency of this Agreement, or any of the Security or for any failure of any Credit Party to perform its obligations hereunder. The duties of Agent as respects the advances shall be mechanical and administrative in nature only and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon Agent any obligations in respect of this Agreement or the transactions described herein except as expressly set forth herein.

(c)	Agent may employ agents and attorneys-in-fact and shall not be liable for the default or misconduct of any such agents or attorneys-in-fact selected by Agent with reasonable care.

(d)	Without prejudice to its obligations to Agent under the other provisions of this Agreement, Credit Parties hereby undertake to pay to Lenders from time to time on demand all amounts from time to time due and payable for the account of Lenders or any of them pursuant to this Agreement to the extent not already paid.

Section 23.10 Joint and Several. Where more than one person is liable as a Co-Borrower or Guarantor for any obligation under this Agreement, then the liability of each such person for such obligation is joint and several with each other such person.

Section 23.11 Time. Time shall be of the essence in all provisions of this Agreement.

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Section 23.12 Whole Agreement, Amendments and Waiver. This Agreement, the Security, the Credit Documents and any other written agreement delivered pursuant to or referred to in this Agreement constitute the whole and entire agreement between the Parties in respect of the Facility. There are no verbal agreements, undertakings or representations in connection with the Facility. No amendment or waiver of any provision of this Agreement will be effective unless it is in writing signed by the Credit Parties and the Agent. No failure or delay on the part of the Agent in exercising any right or power hereunder or under any of the Security shall operate as a waiver thereon. No course of conduct by the Agent will give rise to any reasonable expectation which is in any way inconsistent with the terms and conditions of this Agreement and the Security or the Agent’s rights thereunder.

Section 23.13 Replacements. This Agreement supersedes and replaces without novation all prior discussions, discussion papers, letters and agreements, including the Original Agreement, describing the terms and conditions of any credit facility established hereunder.

Section 23.14 Reserve Indemnity. If subsequent to the date of this Agreement any change in or introduction of any Applicable Law, or compliance by Agent or any Lender with any request or directive by any central bank, superintendent of financial institutions or other comparable authority, shall subject Agent or any Lender to any tax with respect to the Facility, change the basis of taxation of payments to Agent or any Lender of any amount payable under the Facility (except for changes in the rate of tax on the overall net income), or impose any capital maintenance or capital adequacy requirement, reserve requirement or similar requirement with respect to the Facility, or impose on Agent or any Lender, any other condition or restriction, and the result of any of the foregoing is to increase the cost of making or maintaining the Facility or any amount thereunder or to reduce any amount otherwise received by Agent or any Lender under the Facility, Agent will promptly notify the Co-Borrowers of such event and the Credit Parties will pay to Agent such additional amount calculated by Agent as is necessary to compensate Agent and Lenders for such additional cost ore reduced amount received. A certificate of Agent as to any such additional amount payable to it and containing reasonable details of the calculation thereof shall be conclusive evidence thereof, absent manifest error.

Section 23.15 Currency Indemnity. Interest and fees hereunder shall be payable in the same currency as the principal to which they relate. Any payment on account of an amount payable in a particular currency (the “proper currency”) made to or for the account of Agent and Lenders in a currency (the “other currency”) other than the proper currency, whether pursuant to a judgment or order of any court or tribunal or otherwise and whether arising from the conversion of any amount denominated in one currency into another currency for any purpose, shall constitute a discharge of the Credit Parties’ obligation only to the extent of the amount of the proper currency which Agent is able, in the normal course of its business within one Business Day after receipt by it of such payment, to purchase with the amount of the other currency so received. If the amount of the proper currency which Agent is able to purchase is less than the amount of the proper currency due, the Credit Parties shall indemnify and save Agent harmless from and against any loss or damage arising as a result of such deficiency.

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Section 23.16 Anti-Money Laundering Legislation. Each Credit Party acknowledges that, pursuant to applicable Anti-Terrorism Laws and other applicable anti-money laundering, anti-terrorist financing, government sanction and “know your client” laws, under the laws of Canada or the US (collectively, including any guidelines or orders thereunder, “AML Legislation”), Agent may be required to obtain, verify and record information regarding each of them, its respective directors, authorized signing officers, direct or indirect shareholders or other persons in control of any of them, and the transactions contemplated hereby. Credit Parties shall promptly provide all such information, including supporting documentation and other evidence, as may be reasonably requested by Agent, or any prospective assign or participant of Agent, necessary in order to comply with any applicable AML Legislation, whether now or hereafter in existence.

Section 23.17 Deemed Re-Investment Principle. For the purpose of the Interest Act (Canada) and any other purpose, the principle of deemed re-investment of interest is not applicable to any calculation under this Agreement, and the rates of interest and fees specified in this Agreement are intended to be nominal rates and not effective rates or yields.

Section 23.18 Usury. If any provision of this Agreement would oblige any Credit Party to make any payment of interest or other amount payable to Agent or any Lender in an amount or calculated at a rate which would be prohibited by law or would result in a receipt by that Lender of “interest” in excess of the maximum amount or rate permitted by Applicable Law, then, notwithstanding such provision, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by applicable law or so result in a receipt by that Lender of “interest” in excess of such amount or rate, such adjustment to be effected, to the extent necessary (but only to the extent necessary), as follows: first, by reducing the amount or rate of interest, and, thereafter, by reducing any fees, commissions, costs, expenses, premiums and other amounts required to be paid to the affected Lender which would constitute interest for purposes of Applicable Law.

Section 23.19 Taxes and Tax Indemnity. All payments by any Credit Party under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of any taxes other than (a) taxes imposed on or measured by net income (however denominated) of any Lender or franchise taxes, taxes on doing business, branch profits (or similar) taxes, or taxes measured by the capital or net worth of any Lender, in each case imposed by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender is organized or conducts business or in which its principal or applicable lending office is located; (b) taxes imposed as a result of a present or former connection between any Lender and the jurisdiction imposing the tax; (c) withholding taxes on amounts payable to or for the account of any Lender pursuant to a law in effect at the time such Lender acquires such interest in the Facility (or designates a new lending office) (other than pursuant to an assignment at such time that an Event of Default has occurred), except to the extent such taxes were payable to such Lender’s assignor immediately before such Lender acquired such interest in the Facility; or (d) U.S. withholding taxes imposed under FATCA (all taxes described in clauses (a) through (d) of this Section 23.19, collectively “Excluded Taxes”; provided, however, that if any taxes other than Excluded Taxes are required by Applicable Law to be deducted or withheld from any interest or other amount payable hereunder, the amount so payable shall be increased to the extent necessary to yield, on a net basis after payment of all taxes other than Excluded Taxes imposed by any relevant jurisdiction on any additional amounts payable under this Section 23.19, interest or any such other amount payable hereunder at the rate or in the amount specified in this Agreement. Whenever any taxes are payable by any Credit Party under this Section 23.19, as promptly as possible thereafter it shall send to the Agent, a certified copy of an original official receipt showing payment thereof, a copy of a relevant tax return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent. If any Credit Party fails to pay any deducted or withheld taxes when due or fails to remit to the Agent as aforesaid the required documentary evidence thereof, the Credit Parties shall indemnify and save harmless the Agent and the Lenders from any incremental taxes, interest, penalties or other liabilities that may become payable by any of them or to which any of them may be subjected as a result of any such failure. Provided further, to the extent the Lender receives a credit (the “Credit”) during any tax year of the Lender (a “Tax Year”) in respect of Withholding Taxes paid or payable by or on behalf of the Lender, the Additional Amounts payable by the Borrower pursuant to this Note in a Tax Year will be reduced by the amount of the Credits received by the Lender in the such Tax Year. A certificate of the Agent as to the amount of any such taxes, interest or penalties and containing reasonable details of the calculation thereof and delivered to the Borrower shall be prima facie evidence thereof absent manifest error.

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Section 23.20 Tax Documentation. Any Lender entitled to an exemption from, or reduction in the rate of, the imposition, deduction or withholding of any tax other than Excluded Taxes with respect to any payment hereunder shall deliver to the Co-Borrowers, at the time or times reasonably requested by the Co-Borrowers, such properly completed and duly executed documentation as will permit such payments to be made without imposition, deduction or withholding of such taxes or at a reduced rate. If a payment made to a Lender hereunder would be subject to US federal withholding tax imposed under FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA, such Lender shall deliver to the Co-Borrowers at the time or times prescribed by law and at such time or times reasonably requested by the Co-Borrowers such documentation prescribed by Applicable Law and such additional documentation reasonably requested by the Co-Borrowers as may be necessary for the Co-Borrowers to comply with its obligations under FATCA and to determine the amount, if any, to deduct and withhold from such payment.

Section 23.21 Tax Refunds. If any Lender determines that it has received a refund of any taxes as to which it has been indemnified by a Credit Party or with respect to which a Credit Party has paid additional amounts pursuant to this Agreement above such Lender shall pay over such refund (or the amount of any credit in lieu of refund) to the applicable Credit Party (but only to the extent of indemnity payments made, or additional amounts paid, by the applicable Credit Party with respect to the taxes giving rise to such refund or credit in lieu of refund), net of all out-of-pocket expenses of such Lender, and without interest (other than any interest paid by the relevant governmental authority with respect to such refund or credit in lieu of refund), provided such Credit Party, upon the request of such Lender, agrees to repay the amount paid over to such Credit Party to such Lender in the event such Lender is required to repay such refund or credit in lieu of refund to such governmental authority.

Section 23.22 Subordination of Subrogation, Etc. Notwithstanding anything to the contrary in this Agreement or in any other document, agreement or instrument, each Credit Party hereby expressly, unconditionally and irrevocably subordinates to payment of the obligations owing hereunder, any and all rights at law or in equity to subrogation, reimbursement, exoneration, contributions, indemnification or set off and any and all defenses available to a surety, guarantor or accommodation co-obligor until all such obligations are paid in full in cash. Each Credit Party acknowledges and agrees that this subordination is intended to benefit the Agent and the Lenders and shall not limit or otherwise affect such person’s liability hereunder or the enforceability of this Section 23.22, and the Agent and the Lenders and their respective successors and assigns and participants are intended third party beneficiaries of the waivers and agreements set forth in this Section 23.22.

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Section 23.23 Benefit and Burden of Agreement. This Agreement will be binding upon the Credit Parties and their successors. This Agreement will enure to the benefit of and will be binding upon the Agent and the Lender and their successors and assigns.

Section 23.24 Notices. All notices, requests, demands or other communications by the terms hereof required or permitted to be given by one Party to another shall be given in writing by personal delivery or by facsimile transmission addressed to such other Party or delivered to such other Party as follows:

to any of the Credit Parties at:

c/o Harvest Enterprises, Inc.

Attn: Leo Jaschke

1155 W. Rio Salado Parkway, Suite 201

Tempe, AZ 85281

E-mail: ljaschke@harvestinc.com

to the Agent at:

77 King Street West, Suite 2925

Toronto, Ontario M5K 1K7

Attention: Graham Marr

Email: gmarr@bridgingfinance.ca

Facsimile: 416.777.1794

or at such other address or facsimile number as may be given by any of them to the others in writing from time to time and such notices, requests, demands or other communications shall be deemed to have been received when delivered, or, if sent by facsimile transmission, on the date of transmission unless sent on a day which is not a Business Day or after 5:00 p.m. (local time of the recipient) on a Business Day, in which case it shall be deemed to have been received on the next Business Day following the day of such transmission.

Section 23.25 LIMITATION OF LIABILITY. NO CLAIM MAY BE MADE BY ANY PARTY HERETO AGAINST THE AGENT OR ANY LENDER, OR THEIR RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, OR AGENTS FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND SUCH PARTY HERETO HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOUR.

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Section 23.26 Joinder

(a)	Upon the date hereof, each of the Credit parties which are not a signatory to the Original Agreement (for purposes of this Section, “ New Credit Parties”) joins in as, assumes the obligations of, adopts the obligations, liabilities and role of, and becomes a Credit Party and a Guarantor under this Agreement and the other Credit Documents. All references to “Credit Party” or “Guarantor” contained in the Original Agreement and any other Credit Documents, in each case, are hereby deemed for all purposes to also refer to and include such New Credit Parties, and each of them hereby covenants and agrees to comply with all terms and conditions of this Agreement and the other Credit Documents as if it were an original signatory to the Original Agreement and each of the other applicable Credit Documents.

(b)	Without limiting the generality of the provisions of Section (a) above, each of the New Credit Parties hereby become liable on a joint and several basis, along with all other Credit Parties and Guarantors, for all advances and loans made by the Agent and the Lenders under the Original Agreement, as amended and restated hereby, and all Obligations thereunder.

Section 23.27 Confirmation of Security and Credit Documents. Each of the Credit Parties (including the Co-Borrowers and the Guarantors) hereby represents, warrants, acknowledges, confirms, covenants and agrees to and in favour of the Agent that the Original Agreement, the Security and all Credit Documents executed and delivered to the Agent prior to the date of this Amendment in respect of any indebtedness or obligations owing by any of them to the Agent and Lenders whether under the Original Agreement or any other Credit Document or otherwise shall continue to remain in full force and effect, unamended, and any and all Security, Liens and Credit Documents are hereby ratified and reconfirmed and any and all Security and Liens shall stand as general continuing collateral security in respect of any and all such indebtedness and obligations owing by any of the Credit Parties. Each of the Credit Parties hereby ratifies and confirms all of the debts, liabilities, obligations and agreements under the Original Agreement, the Security and the other Credit Documents, and the Liens granted or purported to be granted and perfected thereby. Each of the Credit Parties confirms that the Security and Liens granted to secure payment and performance of its respective obligations under, inter alia, the Original Agreement continues to secure payment and performance of all the obligations thereunder and this Amendment (for purposes of this Section, the “Secured Obligations”). The Guarantors confirm that (i) the guarantees granted by each of them of the Secured Obligations continue to guarantee all such obligations and (ii) the Security and Liens granted to secure its obligations under its guarantee continues to secure its obligations under its guarantee, including without limitation, the Secured Obligations and the obligations guaranteed in relation to this Amendment.

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Section 23.28 Ratification and Reaffirmation. Each of the Credit Parties hereby ratifies and reaffirms the Obligations, each of the Credit Documents executed and delivered in connection therewith and all Liens granted thereunder, and all of such Credit Party’s covenants, duties, indebtedness and liabilities under any and all such Credit Documents to which it is a party. Without limiting the generality of the foregoing, each of the Credit Parties acknowledges and agrees that all Credit Documents shall secure all of the Obligations to the Agent and Lenders.

Section 23.29 Existing Loan Agreement Amended and Restated. This Agreement shall amend and restate the Original Agreement in its entirety, with the Parties hereby agreeing that there is no novation of the Original Agreement. On the date hereof, the rights and obligations of the Parties under the Original Agreement shall be subsumed within and be governed by this Agreement; provided, however, that each of the advances and loans outstanding under the Original Agreement on the date hereof shall, for purposes of this Agreement, be included as advances and loans hereunder.

Section 23.30 References. Upon the execution and delivery of this Agreement, all references in the Security and any other Credit Document to the Original Agreement or words of similar import shall be deemed to refer to the Original Agreement as amended hereby; any and all references to a “Borrower”, a “Co-Borrower”, a “Guarantor”, a “Grantor”, “Credit Parties” or a “Credit Party” shall be deemed to include and refer to the Co- Borrowers, Guarantors and Credit Parties hereunder (as the context so requires) and their respective successors and assigns; any and all references to any Credit Documents shall be deemed to mean as amended, restated, supplemented, extended or replaced from time to time.

[SIGNATURE PAGES FOLLOW]

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Execution Version

In witness whereof, the Parties have executed this Agreement as of the Effective Date.

BRIDGING FINANCE INC., as Agent

Per:	/s/ Graham Marr
Name:	Graham Marr
Title:	Portfolio Manager
I have authority to bind the Corporation.

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Execution Version

CO-BORROWERS:

)	Harvest Enterprises, Inc.
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the corporation

)	Harvest Dispensaries, Cultivation & Production Facilities LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

GUARANTORS:

)	21708 State Road 54, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	Abedon Saiz, L.L.C.
)
)	Per:
)	Name:	Leo Jachke
)	Title:	Manager
)		I have the authority to bind the company

36

)	AZ-DEL Holdings, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	BRLS NV Properties V, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	BRLS OH Properties III, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	BRLS Properties AZ-Glendale, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	BRLS Properties FL-Gainesville, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

37

)	BRLS Properties FL-Orlando I, LLC
)
)	By:	Harvest DCP of Florida, LLC
)	Member-Manager
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	BRLS Properties I, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	BRLS Properties II, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	BRLS Properties OH-Beavercreek, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

38

)	Byers Dispensary, Inc.
)
)	Per:
)	Name:	Howard B. Hintz
)	Title:	Director
)		I have the authority to bind the corporation

)	CBx Enterprises, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	CBx Essentials, LLC
)
)	By:	CBx Enterprises, LLC
)	its sole member

)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	CBx Sciences, LLC
)
)	By:	CBx Enterprises, LLC
)	Its sole member
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

39

)	Dream Steam LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	Gogriz, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	Harvest Arkansas Holding, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	Harvest DCP Holding of North Dakota, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

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)	Harvest DCP of Florida, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	Harvest DCP of Maryland, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	Harvest DCP of Massachusetts, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	Manager
)		I have the authority to bind the company

)	Harvest DCP of Nevada, LLC

)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	Harvest DCP of New Jersey, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	Member-Manager
)		I have the authority to bind the company

)	Harvest DCP of Ohio, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

41

)	Harvest DCP of Pennsylvania, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	Harvest Grows Management, LLC
)
)	By:	Harvest DCP of Ohio, LLC
)	Its manager
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	Harvest Grows Properties, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	Harvest IP Holdings, LLC
)
)	By:	Harvest Enterprises, Inc.
)	Its member-manager
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

42

)	Harvest Mass Holding I, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	Harvest Michigan Holding, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	Harvest of California, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	Harvest of Farmersville, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

43

)	Harvest of Hesperia, LLC
)
)	By:	Harvest Enterprises, Inc.
)	Majority member
)
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	Harvest of Lake Elsinore, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	Harvest of Maryland Cultivation, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	Harvest of Maryland Dispensary, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	Harvest of Maryland Production, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

44

)	Harvest of Maryland, Inc.
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	Director
)		I have the authority to bind the corporation

)	Harvest of Nevada LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	Manager
)		I have the authority to bind the company

)	Harvest of Ohio Management, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	Harvest of PA Management, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	Harvest of Santa Monica, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	Managing Member
)		I have the authority to bind the company

45

)	HOFB, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	HOFW, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	High Desert Healing, L.L.C.
)
)	Per:	/s/ Jason Vedadi
)	Name:	Touraj Jason Vedadi
)	Title:	Manager
)		I have the authority to bind the company

)	Holdings of Harvest CA, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	Kwerles, Inc.
)
)	Per:	/s/ Howard Hintz
)	Name:	Howard Hintz
)	Title:	Executive Chairman
)		I have the authority to bind the corporation

46

)	Natural State Capital, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	Manager
)		I have the authority to bind the company

)	Nature Med, Inc.
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	President
)		I have the authority to bind the corporation

)	Nowak Wellness, Inc.
)
)	By:	Harvest Dispensaries Cultivations & Production Facilities, LLC,
)	Its Member
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the corporation

)	Pahana, Inc.
)
)	Per:	/s/ Jason Vedadi
)	Name:	Jason T. Vedadi
)	Title:	President
)		I have the authority to bind the corporation

)	Patient Care Center 301, Inc.
)
)	Per:	/s/ Leo Jaschke
)	Name:	Leo Jaschke
)	Title:	President
)		I have the authority to bind the company

47

)	Randy Taylor Consulting LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	San Felasco Nurseries, Inc.
)
)	By:	Harvest Enterprises, Inc.
)	Its sole shareholder
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	Sherri Dunn, L.L.C.
)
)	Per:	/s/ Howard Hintz
)	Name:	Howard B. Hintz
)	Title:	Manager
)		I have the authority to bind the company

)	SMPB Management, LLC
)
)	By:	Harvest DCP of Pennsylvania, LLC
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the company

)	Svaccha LLC
)
)	Per:	/s/ Leo Jaschke
)	Name:	Leo Jaschke
)	Title:	Manager
)		I have the authority to bind the company

48

)	Verde Dispensary, Inc.
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	President
)		I have the authority to bind the company

)	Waltz Healing Center, Inc.
)
)	By:	Harvest Dispensaries, Cultivation & Production Facilities, LLC
)	Its Member
)
)	Per:	/s/ Steve White
)	Name:	Steve White
)	Title:	CEO
)		I have the authority to bind the corporation

49

SCHEDULE A

DEFINITIONS

In addition to terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

“Advance Date” means the date that the Agent, upon satisfaction or waiver in writing of the conditions precedent, in its discretion, causes all the advances hereunder to be made to or on behalf of the Credit Parties.

“Anti-Terrorism Laws” or “AML” means any Applicable Laws relating to terrorism, money laundering, bribery, corrupt practices, government sanctions and know your client requirements including Executive Order No. 13224, the USA PATRIOT Act, the Applicable Laws comprising or implementing bank secrecy legislation, and the applicable laws administered by the United States Treasury Department’s Office of Foreign Asset Control and the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and the regulations promulgated thereunder (as any of the foregoing Applicable Laws may from time to time be amended, renewed, extended, or replaced).

“Affiliates” has the meaning ascribed thereto in the Canada Business Corporations Act.

“Applicable Laws” means, with respect to any person, property, transaction or event, all present or future statutes, regulations, rules, orders, codes, treaties, conventions, judgments, awards, determinations and decrees of any governmental, regulatory, fiscal or monetary body or court of competent jurisdiction, in each case, having the force of law in any applicable jurisdiction, including without limitation, the Arizona Revised Statutes and the state, provincial, federal and local laws of each state and province of domicile for each of the Co-Borrowers and the Guarantor, other than any US federal laws related to cannabis or its growth, cultivation, transport, sale or other activities.

“Business Day” means any day other than a Saturday or a Sunday or any other day on which Canadian chartered banks are closed for business in Toronto, Ontario or Tempe, Arizona.

“Canadian Pension Plan” shall mean any plan, program, arrangement or understanding that is a pension plan for the purpose of and required to be registered under any applicable pension benefits laws of Canada or a province or territory thereof (whether or not registered under any such laws) which is maintained, administered or contributed to by (in virtue of a legal obligation to maintain, administer or contribute to such a plan, program, arrangement or understanding) any Credit Party, in respect of any person’s employment in Canada or a province or territory thereof with such Credit Party.

“Change of Control” shall mean any reorganization or change in ownership or corporate structure of any Credit Party, Acquiror or its direct and indirect subsidiaries, including any of its beneficial owners, beneficiaries or their estates collectively cease to hold voting shares, directly or indirectly, following the Effective Date, which results in the persons having “majority ownership” or “control” including the power to appoint a majority of the Board of Directors or other governing or managing body of such entity collectively ceasing to have such majority ownership, control or power, without the Agent’s prior written consent.

A-1

“Collateral” means all of the Credit Parties property, assets and undertakings and any equity interests held by the Credit Parties in their subsidiaries.

“Controlled Group” shall mean, at any time, each Credit Parties and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with any Co-Borrower or Guarantor, are treated as a single employer under Section 414 of the US Code;

“Credit Documents” collectively means this Agreement, the Security and any and all other documents, instruments and agreements contemplated herein and/or ancillary thereto.

“Encumbrances” means any mortgage, Lien, pledge, assignment, charge, security interest, title retention agreement, hypothec, levy, execution, seizure, attachment, garnishment, right of distress or other claim in respect of property of any nature or kind whatsoever howsoever arising (whether consensual, statutory or arising by operation of law or otherwise) and includes arrangements known as sale and lease-back, sale and buy-back and sale with option to buy-back or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the UCC (or equivalent statutes) of any jurisdiction. The inclusion of Permitted Encumbrances in this Agreement is not intended to subordinate and shall not subordinate any Lien created by any of the Security contemplated by this Agreement and the other Credit Documents to any Permitted Encumbrances.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time and the rules and regulations promulgated thereunder.

“FATCA” shall mean (i) Sections 1471 through 1474 of the US Code, (ii) any regulations promulgated thereunder, official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the US Code, and (iii) any intergovernmental agreements (or related legislation or official administrative rules or practices) implementing the foregoing, or any amended or successor version thereof.

“GAAP” means those accounting principles which are recognized as being generally accepted in the US or Canada, as the context so requires, from time to time as set out in the handbook published by the applicable institute of chartered accountants, or as applicable, the international reporting standards developed by the International Accounting Standards Board.

“Lien” means any mortgage, charge, pledge, hypothecation, security interest, assignment, encumbrance, lien or adverse right or claim or deemed trust (statutory or otherwise), charge, title retention agreement or arrangement, restrictive covenant or other encumbrance of any nature or any other arrangement or condition that in substance secures payment or performance of an obligation.

“Material Adverse Change” means any change, condition or event which, when considered individually or together with other changes, conditions, events or occurrences could reasonably be expected to have a Material Adverse Effect.

“Material Adverse Effect” means, in the determination of the Agent, a material adverse effect on (i) the business, revenues, operations, assets, liabilities (contingent or otherwise), or financial condition of the Credit Parties and the Acquiror taken as a whole; (ii) on the rights and remedies of the Agent under this Agreement and the security; (iii) on the ability of the Credit Parties and the Acquiror taken as a whole to perform their obligations under the Credit Documents; or (iv) on the Liens created by the security.

A-2

“Multiemployer Plan” means a multiemployer plan as defined in Section 3(37) of ERISA) to which any member of the Controlled Group may have any liability.

“Obligations” shall mean all loans, advances, debts, expense reimbursement, fees, liabilities, and obligations for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or amounts are liquidated or determinable) owing by the Co- Borrowers and any other Credit Party to Agent or Lenders, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, whether arising under this Agreement or any of the other Credit Documents or under any other agreement delivered in connection herewith, and all covenants and duties regarding such amounts. This term includes all principal, interest, fees, charges, expenses, costs, reasonable legal fees and any other sum chargeable to Co-Borrowers under this agreement or any of the other Credit Documents, and all principal and interest due in respect of any and all extensions of credit, including both pre- and post-petition interest and all obligations and liabilities of any Guarantor under any Guarantee.

“Pension Benefit Plan” shall mean at any time any employee pension benefit plan within the meaning of Section 3(2) of ERISA (other than a Multiemployer Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the US Code and either (i) is maintained or to which contributions are required by any member of the Controlled Group for employees of any member of the Controlled Group; or (ii) has at any time within the preceding five (5) years been maintained or to which contributions have been required by any entity which was at such time a member of the Controlled Group for employees of any entity which was at such time a member of the Controlled Group.

“Pension Plan” means any Canadian Pension Plan or any Plan.

“Permitted Encumbrances” means, at any time, the following:

(a)	Liens for taxes not overdue, or which are being contested if adequate reserves with respect thereto are maintained in accordance with GAAP and the enforcement of any related Lien is stayed;

(b)	undetermined or inchoate Liens arising in the ordinary course of business which relate to obligations not overdue or a claim for which has not been filed or registered pursuant to Applicable Law;

(c)	carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other similar Liens arising in the ordinary course of business which relate to obligations not overdue;

(d)	easements, rights of way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of business;

(e)	zoning and building by-laws and ordinances and municipal by laws and regulations so long as the same are complied with;

A-3

(f)	statutory Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation;

(g)	the reservations and exceptions contained in, or implied by statute in, the original disposition from the Crown and grants made by the Crown of interests so reserved or excepted;

(h)	equipment and/or vehicle leases in effect as of the date hereof;

(i)	[RESERVED]

(j)	Liens created by the Security.

“person” includes a natural person, a partnership, a joint venture, a trust, a fund, an unincorporated organization, a company, a corporation, an association, a government or any department or agency thereof, and any other incorporated or unincorporated entity.

“Plan” shall mean any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Benefit Plan and a Multiemployer Plan), maintained for employees of any Borrower or Guarantor or any such Plan to which any Co-Borrower or Guarantor is required to contribute provided always that the term Plan does not include a Canadian Pension Plan.

“Prime” means the rate of interest announced from time to time by Bank of Nova Scotia as its reference rate then in effect for determining rates of interest on Canadian (or US) dollar loans to its customers in the US and designated as its prime rate.

“UCC” means the Uniform Commercial Code or any other similar applicable personal property security statute in any other applicable jurisdiction, as the same may be amended, supplemented or replaced from time to time.

“US” means the United States of America.

“US Code” means the US Internal Revenue Code of 1986 (as amended, replaced, supplemented or restated).

Words importing the singular include the plural thereof and vice versa and words importing gender include the masculine, feminine and neuter genders.

A-4

Schedule B

SUBSIDIARIES & OWNERSHIP OF CO-BORROWERS

1. 21708 State Road 54, LLC, a Florida limited liability company

2. Abedon Saiz, L.L.C., an Arizona limited liability company

3. AZ-DEL Holdings, LLC, a Delaware limited liability company

4. BRLS NV Properties V, LLC, a Nevada limited liability company

5. BRLS OH Properties III, LLC, an Ohio limited liability company

6. BRLS Properties AZ-Glendale, LLC, an Arizona limited liability company

7. BRLS Properties FL-Gainesville, LLC, a Florida limited liability company

8. BRLS Properties FL-Orlando I, LLC, a Florida limited liability company

9. BRLS Properties I, LLC, an Arizona limited liability company

10. BRLS Properties II, LLC, an Arizona limited liability company

11. BRLS Properties OH-Beavercreek, LLC, an Ohio limited liability company

12. Byers Dispensary, Inc., an Arizona non-profit corporation

13. CBx Enterprises, LLC, a Colorado limited liability company

14. CBx Essentials, LLC, a Nevada limited liability company

15. CBx Sciences, LLC, a Colorado limited liability company

16. Dream Steam LLC, an Arizona limited liability company

17. Gogriz, LLC, a Massachusetts limited liability company

18. Harvest Arkansas Holding, LLC, an Arizona limited liability company

19. Harvest DCP Holding of North Dakota, LLC, a North Dakota limited liability company

20. Harvest DCP of Florida, LLC, a Florida limited liability company

21. Harvest DCP of Maryland, LLC, a Maryland limited liability company

22. Harvest DCP of Massachusetts, LLC, a Massachusetts limited liability company

23. Harvest DCP of Nevada, LLC, a Nevada limited liability company

24. Harvest DCP of New Jersey, LLC, a New Jersey limited liability company

25. Harvest DCP of Ohio, LLC, an Ohio limited liability company

26. Harvest DCP of Pennsylvania, LLC, a Pennsylvania limited liability company

27. Harvest Grows Management, LLC, an Ohio limited liability company

28. Harvest Grows Properties, LLC, an Ohio limited liability company

29. Harvest IP Holdings, LLC, an Arizona limited liability company

30. Harvest Mass Holding I, LLC, an Arizona limited liability company

31. Harvest Michigan Holding, LLC, an Arizona limited liability company

32. Harvest of California, LLC, a California limited liability company

33. Harvest of Farmersville, LLC, a California limited liability company

34. Harvest of Hesperia, LLC, a California limited liability company

35. Harvest of Lake Elsinore, LLC, a California limited liability company

36. Harvest of Maryland Cultivation, LLC, a Maryland limited liability company

37. Harvest of Maryland Dispensary, LLC, a Maryland limited liability company

38. Harvest of Maryland Production, LLC, a Maryland limited liability company

39. Harvest of Maryland, Inc., a Maryland corporation

40. Harvest of Nevada LLC, a Nevada limited liability company

41. Harvest of Ohio Management, LLC, an Ohio limited liability company

42. Harvest of PA Management, LLC, a Pennsylvania limited liability company

43. Harvest of Santa Monica, LLC, a California limited liability company

44. HOFB, LLC, a North Dakota limited liability company

B-1

45. HOFW, LLC, a North Dakota limited liability company

46. High Desert Healing, L.L.C., an Arizona limited liability company

47. Holdings of Harvest CA, LLC, a California limited liability company

48. Kwerles, Inc., an Arizona non-profit corporation

49. Natural State Capital, LLC, an Arkansas limited liability company

50. Nature Med, Inc., an Arizona non-profit corporation

51. Nowak Wellness, Inc., an Arizona non-profit corporation

52. Pahana, Inc., an Arizona non-profit corporation

53. Patient Care Center 301, Inc., an Arizona non-profit corporation

54. Randy Taylor Consulting LLC, an Arizona limited liability company

55. San Felasco Nurseries, Inc., a Florida corporation

56. Sherri Dunn, L.L.C., an Arizona limited liability company

57. SMPB Management, LLC, a Delaware limited liability company

58. Svaccha LLC, an Arizona limited liability company

59. Verde Dispensary, Inc., an Arizona non-profit corporation

60. Waltz Healing Center, Inc., an Arizona non-profit corporation

B-2

Schedule C

RELATED PARTY DEBT

●	Notes Payable - The Company did not have any notes payable due to related parties as of June 30, 2019 and December 31, 2018. In addition, the Company has not entered into any new note’s payable transactions with related parties through July 17, 2019.

●	Deferred Compensation – As of June 30, 2019 and December 31, 2018 the Company did not have any deferred compensation arrangements with any related parties. In addition, the Company has not entered into any new deferred compensation transactions with related parties through July 17, 2019.

●	Notes Receivable – As of June 30, 2019 and December 31, 2018 the Company had notes receivable from a related party in the amount of $2,864,803 and $1,300,000 respectfully.

●	Interest Receivable - As of June 30, 2019 and December 31, 2018, included in interest receivable are amounts due from a related party in the amount of $79,898 and $0 respectfully.

C-1